BUSINESS ACQUISITION (Notes)	12 Months Ended
Dec. 31, 2012
Business Combinations [Abstract]
Business Acquisition

6.	BUSINESS ACQUISITION

On January 18, 2012, the Company acquired the remaining 50% equity interest in its joint venture, Bluewater Gandria, which owns the LNG carrier, the Golar Gandria for $19.5 million. Bluewater Gandria is a company pursuing opportunities to develop offshore LNG FSRU projects. The Golar Gandria was acquired, reactivated and earmarked for conversion into a Floating Liquefied Natural Gas Vessel.

Details of the purchase consideration, the net assets acquired and goodwill are as follows:

(in thousands of $)		January 18, 2012
Fair value of previously held 50% equity interest (a)		19,500
Purchase consideration - cash		19,500
Total assumed acquisition consideration		39,000
Less: Fair value of net assets acquired:
Vessel and equipment, net	40,000
Inventories	931
Cash	62
Prepayments	40
Other liabilities	(100)
Subtotal		(40,933)
Gain on bargain purchase of Bluewater Gandria		(1,933)

The impact on the statement of operations of the acquisition of Bluewater Gandria is as follows:

(in thousands of $)
Gain on remeasurement (a)	2,356
Gain on bargain	1,933
Less: Acquisition related costs	(205)
Total gain on acquisition of Bluewater Gandria	4,084

As a result of acquiring the remaining 50% equity interest, we recognized a gain on bargain purchase as the cost of acquisition is less than the fair value of the net assets of the subsidiary acquired. We performed an assessment of the fair values of the assets acquired, liabilities assumed and consideration transferred. The assessment confirmed our gain on bargain purchase.

a)    Remeasurement of equity investment in Bluewater Gandria

On January 18, 2012, the Company remeasured its previously held 50% equity interest in Bluewater Gandria to its fair value as set forth in the table below:

(in thousands of $)	Equity investment in Bluewater Gandria
Fair value of previously held 50% equity interest	19,500
Less: Carrying value at acquisition date	(17,144)
Gain on remeasurement of equity interest	2,356

The fair value of the Company's previously held investment in Bluewater Gandria was assumed to be equal to the purchase price of $19.5 million paid to Bluewater in respect of its 50% share in the joint venture.

b)    Revenue and profit contributions

Since the acquisition date, the business has contributed revenues of $nil and a net loss of $14.6 million to the Company for the period from January 18, 2012 to December 31, 2012. Had the company been consolidated from January 1, 2012, it would have contributed revenues of $nil and a net loss of $15.3 million.

The Company has considered the fact that the LNG carrier, the Golar Gandria was in lay-up during 2011, hence Bluewater Gandria's statement of operations include mainly general and administrative expenses and minimal operating expenses resulting in a loss of $0.7 million for the year ended December 31, 2011. As a result, the Company has evaluated that had the business combination been consummated as of January 1, 2011, Bluewater Gandria's pro forma revenue and net income effect for the year ended December 31, 2011 would be immaterial and has not been presented here.